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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): February 10, 2005

                            Collectors Universe, Inc.
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               (Exact name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-27887                                33-0846191
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         (Commission File No.)                      (I.R.S. Employer
                                                 Identification Number)

                1921 E. Alton Avenue, Santa Ana, California 92705
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              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                 Not Applicable
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          (Former Name or Former Address if Changed Since Last Report)

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 10, 2005, Collectors Universe, Inc. issued a press release announcing its consolidated financial results for the quarter and six months ended December 31, 2004. A copy of that press release is attached hereto as
Exhibit 99.1.

        In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01 Financial Statements and Exhibits.

          (c)    Exhibits.

                 The following exhibit is filed as part of this report:

                 Exhibit No.                 Description
                 -----------  --------------------------------------------------
                    99.1 Press release of Collectors Universe, Inc. issued February 10, 2005, announcing its consolidated financial results for the quarter and six months ended December 31, 2004

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   COLLECTORS UNIVERSE, INC.

                                   By: /s/ MICHAEL J. LEWIS
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                                       Michael J. Lewis, Chief Financial Officer
Dated:  February 10, 2005

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                                  EXHIBIT INDEX

Exhibit No.                          Description
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   99.1        Press release of Collectors Universe, Inc. issued February 10,
               2005, announcing its consolidated financial results for the quarter and six months ended December 31, 2004

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